Exhibit 32.1

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of PureDepth, Inc. do hereby certify that:

(a) the annual report on Form 10-KSB of PureDepth, Inc. for the year ended January 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PureDepth, Inc.

Dated: April 30, 2008

/s/ Jonathan McCaman
Jonathan McCaman, President (Principal Executive Officer) and Chief Financial Officer